EXHIBIT 99.1

                           Sector Communications, Inc.
                       1801 Century Park East, 23rd Floor
                          Los Angeles, California 90067

                               As of June 20, 2001

Herbert Lawrence Becker
c/o Borden, Ladner Gervais
60 Queen Street, Suite 1000
Ottawa, Ontario K1P5Y7
Canada
Attention: Marc Babinski

Dear Mr. Becker:

This will confirm the agreement between you, individually and doing business as BEE Multimedia, 9077-8028 Quebec Inc., and any and all other corporations and other entities controlled in whole or in part by you (jointly and severally "you" or "your", as appropriate), and Sector Communications, Inc. ("we", "us" or "our", as appropriate) as follows:

1. You hereby sell, assign, transfer and convey to us and our successors and assigns, exclusively and in perpetuity all right, title and interest, of whatsoever kind and nature, in and to all assets, properties, and business, arising from, in connection with and related to the so-called EnterVision product line and so-called compression technology developed, created and/or owned by you, wherever located, including without limitation any and all computer software, servers and other computer hardware, trademarks, copyrights, web sites, URLs, goodwill, accounts receivable, that certain software code which is the subject of United States copyright registration number TXU964525 and of Canadian copyright registration 485229, the trade name "EnterVision" which is the subject of United States trade mark registration serial number 78001539, now being published for opposition, the so-called EnterVision Professional Broadcasting System, EnterVision Professional Broadcasting System Mini, ET Video Conferencing System, EnterVision Professional Broadcasting System Starter, EnterVision Home Broadcaster, EnterVision Radio Broadcaster, and The Television (collectively the "Assets").You hereby agree to make, execute, acknowledge and deliver and to cause to be made, executed, acknowledged and delivered to us such further assignments, agreements, releases and other documents and instruments as may reasonably be required by us to more fully evidence, carry out or effectuate the purposes and intents hereof or any of our rights hereunder, and upon your failure promptly to do so, you hereby appoint us your attorney-in-fact for such purposes (acknowledging that such appointment is coupled with an interest and is irrevocable).

2. You hereby represent and warrant that the Assets being transferred hereby are free and clear of any encumbrances or liens of any kind, that you have not heretofore sold, assigned or in any way encumbered any of the Assets, and that you will not hereafter sell assign or in any way encumber any of said Assets.
You  further  represent  and warrant  that you own any and all right,  title and


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interest herein  conveyed and that you are fully able,  empowered and authorized to sell and assign such right, title and interest herein conveyed to us. You further represent and warrant that to your best knowledge at this time there is no available product, software or other technology for transmission of visual and audio material by means of the internet of comparable quality and commercial application to the transmission thereof utilizing the EnterVision product line and compression technology conveyed hereby to us by you.

3. You will indemnify, make good, save and hold us and our successors and assigns harmless from and against any losses, damages, liabilities, causes of action, costs, charges, attorney's fees, recoveries, actions, judgments, penalties, expenses and other losses whatsoever which may be obtained against, imposed upon or suffered by us and/or our successors and assigns, by reason of the alleged breach of any warranty, covenant, agreement or representation herein made by you. You agree that we are hereby exclusively empowered to appear in and defend, in your name, in our name and otherwise, any and all claim(s), suit(s), action(s) or proceeding(s) of any nature under or concerning the Assets or any part thereof in which rights are asserted or alleged that are inconsistent with, adverse to or in derogation of any of the rights herein conveyed or agreed to be conveyed to us. Any recovery of damages, penalties or costs in respect of or from infringement or violation of any copyright, trademark, or any other right, title or interest herein conveyed or agreed to be conveyed to us, as a result of any claim(s), suit(s), action(s), or proceeding(s) brought by or against you or us hereunder, is hereby assigned to and shall be recoverable by and paid to us and/or our successors and assigns. We, and our successors and assigns, are hereby further empowered to bring, prosecute, or assert any claim(s), suit(s), action(s) or proceeding(s) of any nature concerning the Assets, any right therein and thereto or any part thereof in your name, in our name, or otherwise and at our cost. Any recovery of damages, penalties or costs in respect of or from any such claim(s), suit(s), action(s) or proceeding(s) brought, prosecuted, or asserted by us hereunder, is hereby assigned to and shall be recoverable by and paid to us and/or our successors and assigns.

3. As full and complete consideration for the sale, assignment, transfer and conveyance to us of the Assets, and of your representations, warranties and other covenants herein:

a. We shall pay you, or your designee, One Hundred Fifty Thousand US Dollars (US$150,000), receipt of which in hand is hereby acknowledged;

b. In addition, we shall pay you a sum equal to 1.5% of 100% of the net profits, as that term is defined hereinbelow, from exploitation of the Assets by us during the first twelve month period from the date hereof, a sum equal to 1% of 100% of our net profits from exploitation of the Assets by us during the twelve month period commencing on June 20, 2002, and a sum equal to 0.5% of 100% of our net profits from exploitation of the Assets by us during the twelve month period commencing on June 20, 2003. Said sums shall be payable to you quarterly, sixty days in arrears. The term "net profits" shall mean gross receipts received by us or any affiliated entity wholly-owned by us in United States Dollars or any currency freely convertible into United States Dollars from all sources whatsoever in connection with the exploitation of the Assets, after first deducting therefrom all costs directly incurred by us in connection therewith and a reserve for reasonably foreseeable future costs in connection therewith.


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It is contemplated that exploitation of the Assets shall be undertaken,  and the results and proceeds thereof received, by a wholly-owned subsidiary Nevada corporation to be known as EnterVision, Inc. and that net profits will be evidenced by EnterVision, Inc.'s profit and loss statement. You shall have the right, at your sole cost and expense, to cause our books and records, including those of EnterVision, Inc., all of which shall be maintained at our principal offices, but only such books and records with respect to transactions pertaining to the exploitation of the Assets, to be audited by any firm of certified public accounts approved by us, such approval not to be unreasonably withheld, upon not less than thirty (30) days' prior written notice of your intention to cause such audit to be instituted No such audit shall be conducted more than once annually nor shall any such audit be conducted with respect to any books and records which shall have been previously audited or which shall reflect transactions which shall have become final and binding. The conduct of any such audit shall not continue for a period in excess of thirty (30) business days. A copy of any report prepared in connection with any audit conducted hereunder shall be delivered to us within five days after receipt thereof by you;

c. In addition, we shall issue to you or your designees five million (5,000,000) shares of our common stock (the "Purchase Shares"), which shall be subject to such resale or escrow restrictions as may be required pursuant to applicable securities laws and regulations and to the applicable policies and rules of any trading forum;

d. In addition, we shall cause Herbert Lawrence Becker ("Becker") to be elected to a seat on our Board of Directors and a seat on the Board of Directors of EnterVision, Inc. We, Mohamed Hadid and Michael Zwebner each agree that to the extent permitted by applicable law and regulation, we shall each cause Becker to continue to be a member of the aforesaid Boards of Directors for so long as the Assets are exploited by us; provided, however, that Becker shall be subject to removal by reason of acts or omissions constituting malfeasance;

e. In addition, we shall engage Becker at an annual salary of One Hundred and Twenty Thousand US Dollars (US$120,000) as Technology Chief Executive Officer of EnterVision, Inc. pursuant to the employment agreement attached hereto as Exhibit A and incorporated herein by this reference;

f. In addition, in consideration for additional, separate compensation with respect to the conveyance hereunder of the goodwill in connection with the Assets, which separate consideration consists of the additional fixed sum of Fifty Thousand United States Dollars ($50,000), receipt of which in hand is hereby acknowledged by you, plus issuance to you or your designee of an additional five million (5,000,000) shares of our common stock subject to the same resale or escrow restrictions to which the Purchase Shares are subject, you hereby agree to be bound by the terms and conditions set forth in the non-competition and non-disclosure agreement attached hereto as Exhibit B and incorporated herein by reference; and

g. In addition, we shall pay Alan Rosenblum on your behalf a finder's fee of Twenty Thousand US Dollars (US$20,000) and issue to him two hundred and fifty thousand (250,000) shares of our common stock subject to the same resale or escrow restrictions to which the Purchase Shares are subject.

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4. As an  inducement  to you to enter into this  agreement,  we will advance all your legal and accounting costs in connection our acquisition of the Assets, but in no event more than Seventy Thousand Canadian Dollars (C$70,000), and upon execution hereof we will advance to such attorney or attorneys as you shall designate the sum of Twenty Thousand Canadian Dollars ($20,000) in connection with such legal and accounting costs.

5. This agreement and any dispute, controversy or claim which arises under or relates in any way to this agreement will be governed by, construed and enforced in accordance with the laws of the State of California.

6. The parties irrevocably submit to the jurisdiction of the Federal or State courts located in Los Angeles County, California, with respect to any legal proceeding arising out of or in any way relating to this agreement. Such courts shall have exclusive jurisdiction over any such proceeding. Notwithstanding the foregoing, in the case of alleged breach of your covenants under Exhibit B, or other alleged breach of this agreement related to our trade secrets, trademarks, copyrights, confidential information or other intellectual property, we shall have the right to seek all of our judicial remedies, both in equity and at law, by an action or actions filed in any jurisdiction where such infringement, misuse, breach, or other act or failure to act is claimed to have occurred. Service of process with respect to any such proceeding may be effected by mail. Except as prohibited by law, the parties each shall, and they hereby do, expressly and irrevocably waive, and irrevocably agree to execute any and all stipulations and/or other documents necessary or desirable to waive any and all rights they may have to trial by jury in any litigation in connection with which they are adverse parties. With respect to any matter for which a jury trial cannot be waived, the parties each agree to assert no such claim as a counterclaim in, nor move to consolidate such claim with, any action or proceeding in which a jury trial is waived.

7. In the event any action, suit or proceeding arising from or related to this agreement is brought by either party against the other, the prevailing party will be entitled to recover from the other all attorneys' fees, costs and expenses incurred, including without limitation those incurred in connection with enforcing any judgment, award or other order.

8. In the event that any provision or part of a provision of this agreement is determined to be illegal or unenforceable, the illegality or unenforceability of such provision will not affect the validity or enforceability of any other provision or part of a provision of this agreement.

9. a. None of the terms of this agreement may be waived except by an express agreement in writing signed by each of the parties hereto. This agreement may not be modified, renewed, extended or amended, in whole or in part, except pursuant to a writing executed by both parties.

         b This agreement may be signed in counterparts all of which will collectively constitute one and the same document. If one party signs this agreement and then transmits an electronic facsimile of the signature page to the other party, the party who receives the transmission may rely upon the electronic facsimile as a signed original of this agreement.

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

         c. Nothing contained in this agreement will be construed to constitute the parties as partners, joint venturers, agents or representatives of one another.

         d. Waiver by either party hereto of any provision of this agreement, will not constitute a waiver by such party of subsequent compliance with the same or any other provision hereof.

         e. No representations, express or implied, are made by either party except those expressly set forth in this agreement. This agreement sets forth the entire understanding and agreement between the parties concerning its subject matter, and supersedes all prior or contemporaneous discussions, understandings, representations, proposals and agreements concerning the same, including without limitation that certain agreement dated February 14, 2001 between Becker and Michael Zwebner (the "Becker-Zwebner Agreement"). It is nevertheless agreed between Becker and Michael Zwebner that in the event we relinquish the Assets transferred herein to Becker or said rights otherwise revert to Becker, the rights in and to the Assets that revert to Becker shall revert subject to the terms and conditions of the Becker-Zwebner Agreement.

         f. No provision of this agreement is to be interpreted for or against either party because that party or that party's legal representative drafted such provision.

         g All notices and other communications required or authorized under this agreement will be given in writing either by personal delivery, facsimile directly followed by mail, or by registered mail or courier service addressed to the party at the address indicated below or such other addresses as may hereafter be specified by written notice delivered in accordance with the terms hereof:

         If to you:      Herbert Lawrence Becker
                         c/o Wagner, Vaughan & McLaughlin
                         601 Bayshore Boulevard, Suite 910
                         Tampa, Florida 33606
                         Attention: Alan Wagner

         If to us:         Mohamed Hadid
                           Sector Communications, Inc.
                           1801 Century Park East, 23rd Floor
                           Los Angeles, California 90067

             With a courtesy copy to:     David Rudich, Esq.
                                          9255 Sunset Boulevard, Suite 920
                                          Los Angeles, California 90069

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

         h. In the event of any breach or alleged breach hereof by us, you acknowledge and agree that your sole remedy shall be an action at law for damages, if any, and you shall not have the right to terminate or rescind this agreement or any of the rights granted hereunder or in any way to enjoin or restrain the development, production, distribution or other exploitation of the Assets and results and proceeds thereof.

If the foregoing accurately sets forth your understanding of our agreement, please so indicate by signing where provided below.

                                Very truly yours,
                           Sector Communications, Inc.


                           By:  /s/ Mohamed Hadid
                               -----------------------
                                Mohamed Hadid



Agreed to and Accepted:


/s/ Herbert Lawrence Becker
----------------------------
Herbert Lawrence Becker
individually and doing business as BEE Multimedia

9077-8028 Quebec, Inc.


By:   /s/ Herbert Lawrence Becker
     ----------------------------

The foregoing agreement is hereby ratified and confirmed by the undersigned to the extent it affects each of them individually.

/s/ Michael Zwebner
---------------------------
Michael Zwebner


/s/ Mohamed Hadid
---------------------------
Mohamed Hadid


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                              EMPLOYMENT AGREEMENT
                                    Exhibit A

         THIS EMPLOYMENT  AGREEMENT is made and entered into as of this 20th day
of  June,  2001,  by  and  between  HERBERT   LAWRENCE  BECKER,   an  individual
("Employee"), and ENTERVISION, INC., a Nevada corporation ("Company").

1. Employment. The Company hereby employs Employee to render Employee's exclusive services for Company as set forth in Section 4. below and Employee hereby accepts such employment upon the terms and conditions hereinafter set forth.

2. Term of Employment. Subject to the provisions for termination as hereinafter provided, the term of Employee's employment hereunder by the Company shall commence as of the date hereof, and continue until two weeks following the date either party hereto shall deliver written notice to the other party to the effect that the employment hereunder shall terminate, or until such other event of termination as is set forth herein.

3.Compensation. For the services to be rendered by Employee during Employee's employment by the Company, the Company shall pay to Employee compensation in the form of a salary of Ten Thousand Dollars ($10,000) per month, payable on Company's regular paydays in arrears. Company shall deduct from compensation to be paid to Employee hereunder such income tax withholding and other deductions, if any, as Company shall reasonably determine to be required by law.

4.Services.

(a) Employee shall devote Employee's entire time, energy and ability to the affairs of the Company, and shall perform such services as Company may require. It is specifically agreed that Employee shall not hold herself out as having the authority to bind Company with respect to any obligations.

(b) Employee shall not engage in any other business duties or pursuits whatsoever, or directly or indirectly render any services of a business, commercial, or professional nature, to any other person, organization, whether for compensation or otherwise, without prior written approval of the Company.

(c) This agreement shall not be interpreted to prohibit Employee from making passive personal investments or conducting private business affairs if those activities do not materially interfere with the services required under this agreement. However, Employee shall not directly or indirectly acquire, hold, or retain any interest in any business competing with or similar in nature to the business of Company.

5. Likeness. Employee hereby grants to Company the nonexclusive right during the Term throughout the universe to use, and to license others to use, the name, likeness, voice, other identification and biographical information of Employee for informational purposes or in connection with the advertising, exploitation and publicizing of the Company.

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

6.Confidentiality. Employee shall not disclose the terms and conditions of this agreement to any third party, except to Employee's attorneys, accountants and other advisers, and to the extent she may be required to do so in connection with customary disclosures in the ordinary course of Employee's personal affairs, as, for example, in regard to loan applications, and by judicial process.

7.Competition and Exclusivity. During the term of this contract Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, member, managers, or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatsoever with the business of Company. Without limiting the foregoing, during the term of this Agreement Employee shall not (i) render services to or on behalf of any other person or firm for compensation, or (ii) permit Employee's name to be used by, nor engage in or carry on any professional or business activities whatsoever, either on Employee's own behalf or as a member of a partnership or limited liability company, or as stockholder, officer or director of a company, or as an employee, agent, associate or consultant of any person, partnership or company except only pursuant hereto.

8.Compliance with Corporate Policy. Employee shall at all times observe, respect and comply with the policy and procedure as set or determined from time to time by the Company (whether orally or in writing) pertaining to the performance of Employee's duties.

9.Equitable Relief. Employee hereby represents and agrees that the services to be performed under the terms of this contract are of a special, unique, unusual, extraordinary, and intellectual character that gives them peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law. Employee therefore expressly agrees that Company, in addition to any other rights or remedies that Company may possess, shall be entitled to injunctive and other equitable relief to prevent or remedy a breach of this contract by Employee.

10.Intellectual Property, Trade Secrets.

(a) Any and all materials pertaining or related to the Company or its business created by Employee and any and all results and proceeds of the services of Employee hereunder, including without limitation ideas and concepts, (the "Work Product") will constitute specially commissioned works made for hire, which works and the copyrights therein and thereto will be the property of Company as the author thereof. To the extent sole and exclusive ownership of such copyrights and other rights in and to the Work Product does not vest in Company by virtue of the "work for hire" nature of Employee's engagement hereunder, Employee hereby fully, unconditionally and absolutely assigns, and shall immediately cause any independent contractor and other person or entity that might be considered an author or joint author with respect to the Work Product under United Sates or any other applicable copyright law, to fully, unconditionally and absolutely assign in writing to Company all copyrights and other rights Employee and/or such others may have or acquire in or to the Work


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

Product in perpetuity throughout the universe, and Employee will immediately deliver such written assignments to Company. Employee hereby waives in favor of Company and assigns to Company, and will timely cause any independent contractor and other person or entity that might be considered an author or joint author with respect to the Work Product under United Sates or any other applicable copyright law, to waive in favor of Company and assign to Company, all so called "moral rights of authors", copyrights, copyright merger rights, and all similar or dissimilar rights of every nature and kind which Employee and/or such others may now or hereafter have in or in connection with any Work Product. The rights of Company hereunder are irrevocable and without right of rescission by Employee or reversion to Employee under any circumstances whatsoever. In the event of any dispute between Employee and Company, Employee shall be limited to Employee's remedies at law for damages, if any, and in no event shall Employee be entitled to rescind the rights granted herein, restrain or enjoin the use and exploitation of all or any part of the Work Product, or otherwise be entitled to any injunctive relief by reason of any breach or alleged breach of this agreement by Company or otherwise. Employee will immediately and without cost to Company, execute, procure and deliver any other documents or instruments, including, but not limited to notarized assignments, to confirm or further evidence the foregoing. Employee hereby irrevocably appoints Company as Employee's attorney-in-fact with full power to execute any such documents Employee fails to execute and deliver.
The appointment, being a power coupled with an interest, is irrevocable.

(b) It is understood and agreed that Employee has had and will during the term of this agreement have access to and become acquainted with the Company's confidential and proprietary information and trade secrets, including but not limited to Company's programs, processes, creations, inventions, terminology, jargon, customer or client lists, advertising and promotion techniques, financial information and other items of information. Such materials and information constitute Company's trade secret confidential information. Employee specifically agrees that Employee shall not misuse, misappropriate, or disclose any such trade secrets, directly or indirectly, to any other person or use them in any way, either during the term of this agreement or at any time thereafter, except only as is specifically authorized and required in the course of Employee's engagement hereunder. Employee acknowledges and agrees that the sale or unauthorized use or disclosure of any of Company's confidential information, proprietary information and/or trade secrets obtained by Employee heretofore or during the course of Employee's engagement under this agreement, including without limitation information concerning Company's current or any future or proposed work, services, or products, the fact that any such work, services, or products are planned, under consideration, or in production, as well as any descriptions thereof, constitute unfair competition. Employee promises and agrees not to engage in any unfair competition with Company, either during the term of this agreement or at any time thereafter. Employee further agrees that all files, lists, records, documents, drawings, specifications, equipment, and similar items relating to Company's business, whether prepared Employee or others, are and shall remain exclusively the property of Company and that they shall be removed from the premises of Company only with the express prior written consent of Company's Officers. Employee acknowledges that the use of such items or solicitation of Company clients by Employee during the course or after termination of Employee's engagement hereunder will materially and


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

adversely affect the Company and all of its shareholders, economically and otherwise. Upon termination of this agreement (or at such other time as Company may request), Employee shall deliver to Company all memoranda, notes, records, reports, correspondence, documents, other results and proceeds of Employee's services hereunder, and/or information, whether in writing or recorded by any other means or in any other medium, relating to Company's business, and all copies of the foregoing, which Employee may then possess or have under Employee's control. Employee will immediately and without cost to Company, execute, procure and deliver any other documents or instruments, including, but not limited to notarized assignments, to confirm or further evidence the foregoing. Employee hereby irrevocably appoints Company as Employee's attorney-in-fact with full power to execute any such documents Employee fails to execute and deliver.
The appointment, being a power coupled with an interest, is irrevocable.

(c) As an additional inducement to the Company to enter into this agreement, and in consideration therefor, Employee hereby covenants and agrees that Employee will not directly or indirectly, alone or in concert with any person or entity, for Employee's own account or for or on behalf of any person or entity:

         (i)solicit at any time during or after the term hereof or accept at any time during the term hereof any business from accounts, clients or customers of the Company who have dealt with the Company at any time during the term hereof; and/or

         (ii) solicit for anyone or employ any of employees of the Company at any time during the term hereof.

         (iii) disclose at any time any of the Company's confidential information, proprietary information and/or trade secrets, including without limitation customer or client lists, and any other items of information and materials, including without limitation financial information, gratuitously or for compensation, to any person, firm, corporation, company, association or other entity for any reason whatsoever except only pursuant to the express terms hereof.

(d) The restrictions set forth in this Section 10 shall apply to Employee whether acting as proprietor, partner, employee, or officer with respect to any entity in which Employee has a beneficial interest or whether acting individually.

(e) Money damages for the breach of the covenants contained in this Section 10 may not be reasonably capable of determination. Accordingly, the covenants shall be subject to specific enforcement in any court of competent jurisdiction.

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

11. Termination and Breach. This Agreement shall terminate upon the occurrence of any of the following events:

(a)Upon fourteen (14) days written notice by either party to the other;

(b) Immediately upon written notice by either party to the other, specifying a material breach by the other party of this agreement;

(c)  Upon  Company's   determination   that  Employee  has  become  disabled  or
incapacitated; or

(d) Upon written notice to Employer by Company, which Company shall give if it so elects in its sole discretion, that Employee has committed such acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Employee's duties hereunder. Termination under this subparagraph (d) shall be without prejudice to any other remedy to which Company may be entitled either at law, in equity, or under this agreement. The notice of termination required by this section shall specify the grounds for the termination and shall be supported by a statement of all then known relevant facts. Termination under this section shall be considered "for cause" for the purposes of this agreement.

12. Successors. This agreement shall bind and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties. This agreement may not be assigned by the Employee.

13. Amendment. This agreement may be amended at any time only by the written agreement of Company and Employee.

14. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given as if personally delivered or mailed by registered or certified mail, postage prepaid, return receipt requested, and properly addressed to the parties or to their assigns at the following addresses (or at such addresses as shall be given in the manner herein provided):

         If to Company:

                  Mohamed Hadid
                  Sector Communications, Inc.
                  1801 Century Park East, 23rd Floor
                  Los Angeles, California 90067

         with a copy to:

                       David Rudich, Esq.
                       Law Offices of David Rudich
                       9255 Sunset Boulevard, Suite 920
                       Los Angeles, CA 90069

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

         If to Employee:

                  Herbert Lawrence Becker
                  c/o Wagner, Vaughan, & McLaughlin
                  601 Bayshore Boulevard, Suite 910
                  Tampa, Florida 33606

15. Counterparts; Faxed Signatures as Originals. This agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute and be one and the same instrument. If one party signs this agreement and then transmits an electronic facsimile of the signature page to the other party, the party who receives the transmission may rely upon the electronic facsimile as a signed original of this agreement.

16. Severability. In the event that any of the provisions, or portions thereof, of this agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be effected thereby.

17. Choice of Law; Jurisdiction. This agreement shall be governed by, construed under, and interpreted in accordance with the laws of the State of California. Any and all suits or actions, whether federal or state, between the parties hereto shall be filed and prosecuted in any court of competent jurisdiction in Los Angeles, California. The parties hereto hereby submit to the jurisdiction of the courts in the State of California.

18. Interpretation. No provision of this agreement is to be interpreted for or against either party because that party or that party's legal representative drafted such provision.

19. Attorneys' Fees. Should any party hereto reasonably retain counsel in connection with any dispute between the parties hereto, then, if said dispute is settled by judicial determination (which term includes arbitration), the prevailing party (whether at trial or on appeal) shall be entitled, in addition to such other relief as may be granted, to be reimbursed by the losing party for all costs and expenses incurred thereby, including, but not limited to, reasonable attorneys' fees and costs for services rendered to such prevailing party.

 20. Waiver of Trial by Jury. Except as prohibited by law, the parties each shall, and they hereby do, expressly waive trial by jury in any litigation in connection with which they are adverse parties. With respect to any matter for which a jury trial cannot be waived, the parties each agree to assert no such claim as a counterclaim in, nor move to consolidate such claim with, any action or proceeding in which a jury trial is waived.

21. Entire Agreement. This Agreement is the entire agreement between the parties hereto and supersedes all prior agreements, written and oral.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ENTERVISION, INC.


By:
    --------------------
      Its



----------------------------
HERBERT LAWRENCE BECKER










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



                 COVENANT OF NON-COMPETITION AND NON-DISCLOSURE
             EXHIBIT B TO LETTER AGREEMENT OF JUNE 20, 2001 BETWEEN HERBERT LAWRENCE BECKER AND SECTOR COMMUNICATIONS, INC.


In further consideration for the additional, separate compensation to you for your conveyance to us of the goodwill in connection with the Assets, as that term is defined in the letter agreement to which this Exhibit B is attached (the "Agreement"), you hereby agree that you will not, at any time within the ten year period immediately following the date of the Agreement, or the five year period following termination of your employment pursuant to the employment agreement attached as Exhibit A to the Agreement, whichever shall be later, directly or indirectly engage in or have any interest in any person, firm, corporation, limited liability company, limited partnership, partnership or other business (whether as an employee, officer, director, agent, security holder, creditor, consultant or otherwise) that engages in any activity in any state of the United States, province of Canada, or other nation or territory throughout the world, that is the same as, similar to, or competitive with the Assets and any subsequent development and/or enhancement thereof by us.

You further agree not to divulge, communicate, or use to our detriment or for the benefit of any other person or persons, or misuse in any way, any of our confidential and/or proprietary material, information or trade secrets, including without limitation any such relating to the Assets and any subsequent development and/or enhancement thereof by us. You acknowledge that any such material, information or trade secret created, developed and/or acquired by you heretofore has been and will at all times be held by you in confidence, and that any such material, information or trade secret hereafter created, developed and/or acquired by you will be created, developed and/or acquired by you as our employee-for-hire and/or fiduciary and will at all times be held by you in confidence.

You expressly agree that in addition to any other rights or remedies we may possess in the event of any breach of your covenants under this Exhibit B: i) we shall be excused from any further executory obligations to you under the Agreement and Exhibit A thereto, and any extensions thereof and amendments thereto, ii) we shall be entitled to injunctive and other equitable relief to prevent or remedy a breach of your covenants under this Exhibit B, iii) we shall have the right to terminate your employment under Exhibit A to the Agreement or otherwise, and iv) we shall be entitled to re-conveyance to us of any shares of stock in Sector Communications, Inc. theretofore issued to you by us.



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